UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2010

FRESHWATER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-140595
(Commission File Number)

98-0508360
(IRS Employer Identification No.)

30 Denver Crescent, Suite 200, Toronto, Ontario, Canada  M2J 1G8
(Address of principal executive offices and Zip Code)

(416) 490-0254
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

Further to our Form 8-K filed on September 10, 2010 with the Securities and Exchange Commission relating to a Securities Purchase Agreement whereby we agreed to sell one convertible promissory note to one investor on September 7, 2010 for $25,000 (the “Loan”).

The investor converted portions of the convertible promissory note on the dates and in the amounts set out below:

$7,500 of the Loan was converted into 2,027,027 shares on November 8, 2010;
$8,000 of the Loan was converted into 8,888,889 shares on February 7, 2011; and,
$10,000 of the Loan was converted into 9,090,909 shares on January 3, 2011.

The issuance of our shares was made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, to a sophisticated investor that acquired our securities for investment purposes and not pursuant to any general solicitation by us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHWATER TECHNOLOGIES, INC.

/s/ Max Weissengruber
Max Weissengruber
President, CEO and director

Date:  February 23, 2011